QuickLinks -- Click here to rapidly navigate through this document

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 15, 2002
(Date of earliest event reported)

Toyota Auto Finance Receivables LLC on behalf of the
Toyota Auto Receivables 2002-A Owner Trust
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-58164 (Commission File Number)	95-4836519 (I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building
Torrance, California 90509
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

        On January 29, 2002, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of January 1, 2002 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On January 29, 2002, the Toyota Auto Receivables 2002-A Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of December 7, 2001, as amended and restated by the Amended and Restated Trust Agreement dated as of January 1, 2002 (collectively, the "Trust Agreement"), by and between TAFR LLC, as depositor and First Union Trust Company, National Association, as Owner Trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of January 1, 2002 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on January 29, 2002, the Trust caused the issuance, pursuant to an Indenture dated as of January 1, 2002 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of January 29, 2002, of $1,050,932,000.00, were sold to J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Deutsche Bank Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 5, 2001, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statements on Form S-3 (Commission File No. 333-58164 and 333-74872).

        Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

        Attached as Exhibit 1.1 is the Underwriting Agreement.

EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated as of January 15, 2002, between TAFR LLC, TMCC and J.P. Morgan Securities, Inc. and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC
By:	/s/ LLOYD MISTELE Name: Lloyd Mistele Title: President

January 29, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement dated as of January 15, 2002, between TAFR LLC, TMCC and J.P. Morgan Securities, Inc. and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.

QuickLinks

FORM 8-K
EXHIBIT INDEX
EXHIBIT INDEX